Exhibit I

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of CNinsure Inc., and that this Agreement be included as an Exhibit to such joint filing.

Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement (including amendments) on Schedule 13D, and for the completeness and accuracy of the information concerning him or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: December 29, 2011

CATHAY CAPITAL HOLDINGS II, L.P.

By:	Cathay Master GP, Ltd., its general partner

By:	/s/ Paul S. Wolansky

Name: Paul S. Wolansky

Title: Director

CATHAY MASTER GP, LTD.

By:	/s/ Paul S. Wolansky

Name: Paul S. Wolansky

Title: Director

NEW CHINA CAPITAL MANAGEMENT, LP

By:	NCCM, LLC, its general partner

By:	/s/ Paul S. Wolansky

Name: Paul S. Wolansky

Title: Member

NCCM, LLC

By:	/s/ Paul S. Wolansky

Name: Paul S. Wolansky

Title: Member

THE CATHAY INVESTMENT FUND, LIMITED

By:	/s/ Paul S. Wolansky

Name: Paul S. Wolansky

Title: Director

PAUL S. WOLANSKY

/s/ Paul S. Wolansky

HERMANN LEUNG

/s/ Hermann Leung

NEW CHINA INVESTMENT MANAGEMENT, INC.

By:	/s/ Paul S. Wolansky

Name: Paul S. Wolansky

Title: Chairman

TAM CHINA, LLC

By:	/s/ S. Donald Sussman

Name: S. Donald Sussman

Title: Member

PALOMA INTERNATIONAL L.P.

By:	Trust Asset Management LLP, its general partner

By:	Capital Asset Management, Inc., its managing partner

By:	/s/ S. Donald Sussman

Name: S. Donald Sussman

Title: President

PALOMA PARTNERS LLC

By:	Trust Asset Management, LLP, its managing member

By:	Capital Asset Management, Inc., its managing partner

By:	/s/ S. Donald Sussman

Name: S. Donald Sussman

Title: President

PALOMA INTERNATIONAL LIMITED

By:	Trust Asset Management, LLP, its trading advisor

By:	Capital Asset Management, Inc., its managing partner

By:	/s/ S. Donald Sussman

Name: S. Donald Sussman

Title: President

PALOMA PARTNERS MANAGEMENT COMPANY

By:	/s/ Michael J. Berner

Name: Michael J. Berner

Title: Executive Vice President

TRUST ASSET MANAGEMENT, LLP

By:	Capital Asset Management, Inc., its managing partner

By:	/s/ S. Donald Sussman

Name: S. Donald Sussman

Title: President

S. DONALD SUSSMAN

/s/ S. Donald Sussman